Exhibit 99.1

QT Imaging and GigCapital5 Announce Signing of Business

Combination Agreement to Bring Breast and Full Body Imaging

Solutions to the Public Markets

PALO ALTO, CA. & NOVATO, CA, Dec. 12, 2022—GigCapital5, Inc. (NYSE: GIA), a publicly traded special purpose acquisition company (“GigCapital5”), and QT Imaging, Inc. (“QT Imaging™”), a medical imaging company that develops novel products for body imaging, announced today that they have entered into a definitive business combination agreement that would result in QT Imaging becoming a publicly listed company subject to closing. Upon closing of the transaction, the combined company will be named QT Imaging Holdings, Inc. and will be traded on the NYSE under the new ticker symbol “QTI”. The goal is to complete the business combination in the first half of 2023.

Approximately 39 million women in the United States get mammograms every year (Source: CDC). For every 20 positive findings in mammograms, only one is actually cancer. Such a high callback rate leads to unnecessary, risky, painful, and expensive follow up medical procedures. QT Imaging exists to provide an improved imaging modality to address critical deficiencies in the current breast imaging paradigm. The FDA granted clearance for the QT ultrasound scanner, QTscan®, as an adjunct to mammography and the National Institute of Health (NIH) has awarded over $15.5 million in funding for QT Imaging research.

Unlike traditional breast imaging modalities, the company’s QTscan does not require radiation, injection contrast agents, or compression, and is highly accurate and repeatable, allowing earlier and more frequent monitoring for women undergoing non-surgical breast cancer treatments such as adjuvant chemotherapy, radiation therapy, cryotherapy, and hormone or selective hormone receptor modulation treatments. No other ultrasound-based breast imaging modality is cleared by the FDA to quantify fibroglandular volume.

There is a great clinical need for a new body imaging modality that can be used for screening healthy people, infants, children, and pregnant women who are at risk when subjected to conventional whole body imaging systems, such as CT and MRI. There is also a great need for a low cost, comprehensive medical imaging modality that can be deployed in low resource environments. There are billions of people in the world who have no access to comprehensive medical imaging, a key medical tool that could dramatically improve medical care. QT Imaging’s technology offers the imaging modality for screening of healthy people, infants, and children at low costs.

QT Imaging, as a vertically integrated medical software – hardware imaging platform company in the business of designing and manufacturing ultra-low frequency transmitted sound imaging systems for breast and body imaging, is entering a commercial growth phase and plans to use the proceeds of the merger to seek to attain additional FDA approvals and further expand its commercial activities.

“QT Imaging’s core mission is to provide safe, highly accurate and inexpensive imaging systems to women and children,” said John Klock, MD, Founder and CEO of QT Imaging. “Healthcare’s high costs are in large part due to the high cost of medical imaging, and this needs to be addressed with safe, low-cost comprehensive imaging solutions.”

Dr. Avi Katz, Founding Managing Partner of GigCapital Global and Chairman of the board of directors of GigCapital5, commented: “It is a moral mission for the GigCapital5 team to partner with QT Imaging’s team to bring to the public markets their first breakthrough, FDA-cleared for breast imaging scanner, QTscan, as well as to support development and FDA clearances for imaging applications beyond the breast. GigCapital5 is our 5th SPAC and the GigCapital team is committed to working with exceptional teams of late stage, private companies to orchestrate the transition to the public markets and beyond in bettering the lives of the planet’s inhabitants, more so of minority and unprivileged communities. We are thrilled to be part of this exciting opportunity, improving, and extending the human life by reimagining the possibilities of imaging technology, bringing higher quality, safer, and lower cost medical imaging to all, and are humbled by the opportunity to partner with Dr. Klock and his team.”

Transaction Overview

The business combination values QT Imaging at an equity value of $151 million. The combined company will receive approximately $41 million in gross proceeds from GigCapital5’s trust account, assuming no redemptions by GigCapital5’s public stockholders, and up to $26 million in additional financing to be raised prior to the closing of the business combination.

The transaction has been approved unanimously by the boards of directors of both QT Imaging and GigCapital5 and is currently expected to close in the first half of 2023, subject to regulatory and stockholder approvals, and other customary closing conditions.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided on a Form 8-K to be filed by GigCapital5 with the Securities and Exchange Commission (“SEC”) and will be available on GigCapital5’s website at www.gigcapital5.com, QT Imaging’s website at www.QTimaging.com, and at the SEC’s website at www.sec.gov.

Advisors

Northland Securities, Inc. is serving as Financial and Capital Markets Advisors. DLA Piper LLP (US) is acting as legal counsel to GigCapital5. Seyfarth Shaw LLP is serving as legal counsel to QT Imaging.

About QT Imaging, Inc.

QT Imaging™ is engaged in the research, development, and commercialization of an innovative automated imaging system producing high-resolution transmission ultrasound images. The company has received FDA 510(K) clearance for its QT Imaging Breast Scanner. The company’s clinical trials have been conducted at prestigious institutions in the US and Europe, and the National Institutes of Health (NIH) has supported the development of the technology with over $15 million in grants.

The QT Imaging Breast Scanner is indicated for use as an ultrasonic imaging system to provide reflection-mode and transmission-mode images of a patient’s breast. The QT scanner software also calculates the breast fibroglandular volume and total breast volume. The device is not intended to be used as a replacement for screening mammography. (FDA 510k K162372 and K220933)

“QT Imaging” and “QTscan” are trademarks of QT Imaging, Inc.

About GigCapital Global and GigCapital5, Inc.

GigCapital Global (“GigCapital”) is a Private-to-Public Equity (PPE) ™ technology, media, and telecommunications (TMT) focused investment group led by an affiliated team of technology industry corporate executives and entrepreneurs, and TMT operational and strategic experts in the private and public markets, including substantial, success-proven M&A and IPO activities. The group deploys a unique Mentor-Investor™ methodology to partner with exceptional TMT companies, managed by dedicated and experienced entrepreneurs. The GigCapital Private-to-Public Equity (PPE) companies (also known as blank check companies or Special Purpose Acquisition Companies (SPACs)) offer financial, operational and executive mentoring to U.S. and overseas private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately held entity into the growth-stage as a publicly traded company in the U.S. The partnership of GigCapital with these companies continues through an organic and roll-up strategy growth post the transition to a public company. GigCapital was launched in 2017 with the vision of becoming the lead franchise in incepting and developing TMT Private-to-Public Equity (PPE) companies. For more information, visit www.gigcapitalglobal.com or www.GigCapital5.com.

“Private-to-Public Equity (PPE)” and “Mentor-Investor” are trademarks of GigFounders, LLC, a member entity of GigCapital Global and the founder of GigAcquisitions5, LLC, used pursuant to agreement.

Additional Information and Where to Find It

This communication is being made in respect of the proposed business combination involving QT Imaging, GigCapital5 and GigCapital5’s wholly-owned subsidiary, QTI Merger Sub, Inc. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. In connection with the proposed transaction, (the “GigCapital5 proxy statement/prospectus”) to be filed with the Securities and Exchange Commission (the “SEC”) and mailed to GigCapital5’s stockholders. GigCapital5 and QT urge investors and other interested persons to read, when available, the GigCapital5 proxy statement/prospectus, as well as other documents filed by GigCapital5 with the SEC, because these documents will contain important information about the proposed business combination. Such persons can also read GigCapital5’s Annual Report on Form 10-K and Form 8-K reports for more information on the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein. The GigCapital5 proxy statement/prospectus, once available, and GigCapital5’s other reports can be obtained, without charge, at the SEC’s web site (http://www.sec.gov) and on GigCapital5’s website at www.gigcapital5.com.

Participants in the Solicitation

GigCapital5, QT Imaging, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GigCapital5 stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of GigCapital5’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 31, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GigCapital5’s stockholders in connection with the proposed business combination will be set forth in the proxy statement/prospectus for the proposed business combination when available. Information concerning the interests of GigCapital5’s and QT Imaging’s equity holders and participants in the solicitation, which may, in some cases, be different than those of GigCapital5’s and QT Imaging’s equity holders generally, will be set forth in the GigCapital5 proxy statement/prospectus relating to the proposed business combination when it becomes available. GigCapital5 stockholders, potential investors and other interested persons should read the GigCapital5 proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

Forward Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The expectations, estimates, and projections of the businesses of GigCapital5 and QT Imaging may differ from their actual results and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, expectations of the management of QT Imaging with respect to the business and prospects of QT Imaging and the QTscan and other products of QT Imaging, the benefits of the proposed business combination, the plans, expectations and intentions of QT Imaging and GigCapital5, the satisfaction of the closing conditions to the proposed business combination, the timing of the completion of the proposed business combination and the future performance of QT Imaging, including the anticipated impact of the proposed business combination on this performance. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside of the control of GigCapital5 and QT Imaging, and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of GigCapital5, QT Imaging and the surviving company to issue equity or equity-linked securities in connection with the proposed business combination or in the future, (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination and the definitive agreements with respect thereto; (3) the inability to complete the proposed business combination, including the risk that any regulatory approvals or the SEC’s declaration of the effectiveness of the GigCapital5 proxy statement/prospectus are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the surviving company or the expected benefits of the proposed business combination or due to failure to obtain approval of the stockholders of GigCapital5 and QT Imaging or other conditions to closing; (4) the amount of redemption requests made by GigCapital5’s stockholders; (5) the impact of the COVID-19 pandemic on

(x) the parties’ ability to consummate the proposed business combination and (y) the business of QT Imaging and the surviving company; (6) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; (7) the inability to obtain or maintain the listing of the surviving company’s common stock on the New York Stock Exchange or any other national stock exchange following the proposed business combination; (8) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (9) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the surviving company to grow and manage growth profitably and retain its key employees; (10) costs related to the proposed business combination; (11) changes in applicable laws or regulations; (12) the demand for QT Imaging’s and the surviving company’s services together with the possibility that QT Imaging or the surviving company may be adversely affected by other economic, business, and/or competitive factors; (13) risks and uncertainties related to QT Imaging’s business, including, but not limited to, the ability of QT Imaging to increase sales of its output products in accordance with its plan; (14) risks related to the rollout of QT Imaging’s business and the timing of expected business milestones; (15) the effects of competition on QT Imaging’s business; (16) changes in domestic and foreign business, market, financial, political, and legal conditions; and (17) other risks and uncertainties included in (x) the “Risk Factors” sections of the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the SEC by GigCapital5 and (y) other documents filed or to be filed with the SEC by GigCapital5. The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. GigCapital5 and QT Imaging do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contacts:

For QT Imaging, Inc.

John Klock, MD

John.Klock@qtimaging.com

For GigCapital5, Inc.

Brian Ruby

brian.ruby@icrinc.com